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23-Jun-2022

Worthington Industries, Inc. (WOR)

Q4 2022 Earnings Call

Total Pages: 14

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Worthington Industries, Inc. (WOR) Q4 2022 Earnings Call

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23-Jun-2022

CORPORATE PARTICIPANTS

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Worthington Industries, Inc. (WOR) Q4 2022 Earnings Call

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23-Jun-2022

Marcus Rogier

Treasurer & Investor Relations Officer, Worthington Industries, Inc.

Joseph B. Hayek

Vice President & Chief Financial Officer, Worthington Industries, Inc.

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Worthington Industries, Inc. (WOR) Q4 2022 Earnings Call

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23-Jun-2022

B. Andrew Rose

President & Chief Executive Officer, Worthington Industries, Inc.

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Worthington Industries, Inc. (WOR) Q4 2022 Earnings Call

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OTHER PARTICIPANTS

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Worthington Industries, Inc. (WOR) Q4 2022 Earnings Call

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23-Jun-2022

Martin Englert

Analyst, Seaport Global Securities LLC

Philip Gibbs

Analyst, KeyBanc Capital Markets, Inc.

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Worthington Industries, Inc. (WOR) Q4 2022 Earnings Call

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23-Jun-2022

John Charles Tumazos

Analyst, John Tumazos Very Independent Research LLC

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Worthington Industries, Inc. (WOR) Q4 2022 Earnings Call

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23-Jun-2022

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MANAGEMENT DISCUSSION SECTION

Operator: Good morning and welcome to the Worthington Industries Fourth Quarter Fiscal 2022 Earnings Conference Call. All participants will be able to listen only until the question-and-answer session of the call. This conference is being recorded at the request of Worthington Industries. If anyone objects, you may disconnect at this time.

I'd now like to introduce Marcus Rogier, Treasurer and Investor Relations Officer. Mr. Rogier, you may begin.

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Marcus Rogier

Treasurer & Investor Relations Officer, Worthington Industries, Inc.

Thank you, Chris. Good morning, everyone, and welcome to Worthington Industries' fourth quarter fiscal 2022 earnings call. On our call today, we have Andy Rose, Worthington's President and Chief Executive Officer; and Joe Hayek, Worthington's Chief Financial Officer. Before we get started, I'd like to remind everyone that certain statements made today are forward-looking within the meaning of the 1995 Private Securities Litigation Reform Act. These statements are subject to risk and uncertainties that could cause actual results to differ from those suggested. We issued our earnings release yesterday after the market closed. Please refer to it for more detail on those factors that could cause actual results to differ materially. Today's call is being recorded and a replay will be made available later on our worthingtonindustries.com website.

At this point, I will turn the call over to Joe for a discussion of the financial results.

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Joseph B. Hayek

Vice President & Chief Financial Officer, Worthington Industries, Inc.

Thank you, Marcus, and good morning, everyone. We finished our fiscal year with a very strong quarter, reporting Q4 earnings of $1.61 a share versus $2.15 in the prior year. Excluding a small one-time restructuring gain, we generated $1.58 per share in the current quarter compared to $2.33 in Q4 of last year after adjusting for

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Worthington Industries, Inc. (WOR) Q4 2022 Earnings Call

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restructuring and a small gain on our investment in Nikola. In Q4, we had inventory holding losses estimated to be

$42 million or $0.64 per share compared to inventory holding gains of $51 million or $0.71 per share in the prior year, an unfavorable swing of $93 million which is $1.35 per share.

Consolidated net sales in the quarter of $1.5 billion were up significantly compared to $978 million in Q4 of last year. Increase in sales was primarily due to higher steel prices, the inclusion of our most recent acquisition, and higher average selling prices in both Consumer and Building Products. Gross profit for the quarter decreased to

$168 million from $226 million in the prior year. Gross margin was 11% versus 23% primarily due to a swing from inventory holding gains to losses which were partially offset by margin increases in both Consumer and Building Products. Adjusted EBITDA in Q4 was $139 million, down from $186 million in Q4 of last year, and our adjusted EBITDA for fiscal 2022 was a record $615 million.

Now, I'll spend a few minutes on each of the businesses. In Steel Processing, net sales of $1.1 billion were up 71% from $655 million in Q4 last year primarily due to higher average selling prices and the inclusion of both Temple Steel and Shiloh's BlankLight business in our results. Total shipped tons were down 5% compared to last year's fourth quarter despite those recent acquisitions, which contributed 97,000 tons during the quarter.

Excluding the impact of the acquisitions, total shipped tons were down 14% year-over-year driven primarily by lower tolling volumes with mills. Direct tons in Q4 were actually up slightly year-over-year excluding acquisitions and the facility we closed in Decatur, Alabama and were 56% of mix compared to 48% in prior quarter.

With the exception of the lower tolling volumes in our JVs, demand in the quarter was solid and we saw year-over- year increases in key end markets including automotive, construction, and agriculture. While automotive volume increased from the prior-year quarter, it remains below seasonal norms due to production constraints at the OEMs, and it continues to be difficult to predict whether this dynamic will improve. Overall, demand across our end markets is steady and our teams are doing a very good job winning new business as they manage through volatile steel pricing markets and challenging supply chains.

In Q4, Steel generated adjusted EBIT of $17 million compared to $98 million in the quarter last year. Large year- over-year decrease was driven by the inventory holding losses I mentioned earlier estimated to be $42 million in this quarter compared to gains of $51 million last year, an unfavorable swing of $93 million. Steel prices continue to be volatile and were rising at the beginning of the quarter but then resumed falling later in the quarter. Based on current steel pricing, we do believe that we will see modest inventory holding gains in Q1.

In Consumer Products, net sales in Q4 were $186 million, up 18% from $157 million in the prior-year quarter. Increase was driven by higher average selling prices partially offset by an unfavorable shift in product mix. EBIT for the Consumer business was a record $29 million and EBIT margin was 15.8% in Q4 compared to $19 million and 12.1% last year. Our Consumer team continues to do a great job responding to increased demand and has invested in both people and equipment to increase production capacity and better serve our customers. In addition, we remain focused on growing the business through innovation, new product development, and acquisitions. Earlier this month, we announced the acquisition of Level5 Tools, a market leader offering a complete lineup of a drywall tools for both pros and do-it-yourselfers. We welcome the Level5 team to Worthington and are very excited about this acquisition as it expands our existing portfolio of specialty tools and provides us entry into attractive new end markets.

Building Products generated net sales of $173 million in Q4, up 40% from $124 million in the prior year. Increase was driven by higher average selling prices and improved product mix. Building Products delivered record EBIT for the quarter of $64 million and EBIT margin was 36.8%, up from $41 million and 33.3% in Q4 of last year. Our

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Worthington Industries, Inc. (WOR) Q4 2022 Earnings Call

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23-Jun-2022

wholly-owned Building Products business continued to show solid growth, more than doubling their EBIT from the

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Worthington Industries, Inc. (WOR) Q4 2022 Earnings Call

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23-Jun-2022

prior year and on a sequential basis due to continued strong demand and favorable mix combined with higher average selling prices.

At our JVs, ClarkDietrich's results improved by $15 million year-over-year while WAVE was down $4 million year- over-year. WAVE's customers have been impacted by construction delays caused by labor availability and stretched supply chains for HVAC and other equipment, but there are early indications that those issues are improving. ClarkDietrich and WAVE contributed equity earnings of $23 million and $21 million respectively.

Building Products team continues to do an excellent job serving our customers in the near-term as they invest in new product development and production capacity. The business has a healthy order book and we're optimistic about demand going forward.

In Sustainable Energy Solutions, net sales in Q4 of $41 million were in line with the prior year despite significantly lower volumes due to the divestiture at the end of Q4 last year of our LPG auto gas business in Poland. Excluding the divestiture, net sales were up 20% in Q4 versus last year. The business reported an EBIT loss of $2 million in the quarter compared to a profit of $4 million in the prior-year quarter, roughly $800,000 of which was attributable to the divested business. Higher average selling prices were more than offset by mix and the impact of significantly increased input costs. Given the war in Ukraine and its impact on the European economy, input costs and freight costs, Sustainable Energy Solutions is likely to remain challenged in the near-term. We are very excited about the long-term growth prospects for this business as we develop and optimize solutions that serve the rapidly expanding global hydrogen ecosystem and adjacent sustainable energy.

With respect to cash flows and our balance sheet, cash flow from operations was $165 million in the quarter and free cash flow was $142 million, with strong release of cash from operating working capital primarily due to lower steel prices and reduced inventories which added $77 million to cash flow. For the full fiscal year, cash flow from operations was $70 million and free cash flow was an outflow of $24 million; and operating working capital increased by $258 million during the year, primarily a result of higher steel prices. We expect a substantial portion of that working capital build in fiscal 2022 will return to us in the form of cash flow in the coming quarters, assuming steel prices do not increase.

During the quarter, we received $23 million in dividends from our unconsolidated JVs, invested $23 million on capital projects, paid $14 million in dividends, and spent $52 million to repurchase 1 million shares of our common stock. Following the Q4 purchases, we had slightly over 6 million shares remaining under our share repurchase authorization.

Looking at our balance sheet and liquidity position, funded debt at year-end of $745 million decreased $68 million sequentially. Interest expense of $8 million was up slightly due to higher average debt levels.

During the quarter, we established an accounts receivable securitization facility that allows us to borrow up to

$175 million at favorable short-term rates, further bolstering the company's already strong liquidity position. We ended Q4 with $34 million in cash and $632 million in availability under our revolving credit facilities and believe we are well-positioned heading into the new fiscal year.

Yesterday, the board declared a dividend of $0.31 per share for the quarter, which is an 11% increase over last quarter and is payable in September of 2022. This marks the 12th consecutive year we have increased our dividend, and we are very pleased to be able to continue rewarding our shareholders as we deliver strong results.

At this point, I will turn it over to Andy.

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Worthington Industries, Inc. (WOR) Q4 2022 Earnings Call

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23-Jun-2022

B. Andrew Rose

President & Chief Executive Officer, Worthington Industries, Inc.

Thank you, Joe, and good morning, everyone. What an amazing year it has been for our company and our employees. Record earnings per share of $7.30, record EBITDA of $615 million, General Motors Supplier of the Year, John Deere Supplier Hall of Fame for the second time, Best Places to Work in Central Ohio 10 years running; all of this in the face of a very tough operating environment filled with supply chain challenges, steel price volatility, and labor availability from lingering COVID challenges. I cannot say enough good things about how our employees have gone above and beyond to take care of each other and deliver for our customers all while staying focused on implementing our value drivers of transformation, acquisitions, and innovation.

We added several new companies to our mix in fiscal 2022 with the acquisitions of Shiloh's BlankLight business and Temple Steel. With these, we have successfully positioned our Steel Processing segment to capitalize on the rapid growth expected from electric vehicles and the buildout of the electrical grid. We can now offer our broad customer base a full complement of laser welding, lightweighting applications, and electrical steel laminations for electric vehicle motors and transformers. It is not often that you see products in the steel market that are expected to grow at double digit rates for the foreseeable future. Our Consumer Products business introduced a number of new products this past year and added the innovative drywall tool brand Level5 to its growing portfolio of tools.

Today, we have 10 unique brands in the tools, outdoor living, and celebration categories, and our pipeline of innovative new products continues to expand.

In Building Products, we are benefiting from our focus on providing solutions that save time and labor for the new construction and renovation markets. In Sustainable Energy Solutions, many of our products already offer cleaner fuel alternatives that can bridge us to a future dominated by wind, solar, hydrogen, and hydroelectric. Overall, we are making strategic investments in propane, hydrogen, electric and related areas to increase our exposure to markets where our products will play key roles in the energy transition. Our goal is to create sustainable products and business practices that are accretive to margins and free cash flow as these markets accelerate their growth.

End market demand remained strong across most of our products and markets, but operating challenges remain, including labor availability in some cities, continued intermittent supply chain disruptions, transportation shortages, and steel price volatility. Our commercial operations, purchasing, and supply chain teams have done an excellent job working together this year, overcoming constant curveballs and deserve much credit for our record success.

We continue to be bullish on the future of all of our business segments as we refine and execute more dynamic growth strategies that will continue to leverage innovation, transformation, and M&A. In the near-term, higher producer prices and consumer prices combined with higher interest rates presents some risk to what otherwise would be a solid economic backdrop to start fiscal 2023.

I'm in my 14th year at Worthington Industries and fiscal 2022 is, without question, the most impressive performance I have been fortunate enough to be a part of. In the face of numerous challenges, our people went above and beyond to deliver for our customers while achieving record financial results. Every business unit is working hard, smart, and performing at very high levels. To all of our stakeholders, congratulations and thank you for your loyalty. We'll now take questions.

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Worthington Industries, Inc. (WOR) Q4 2022 Earnings Call

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23-Jun-2022

QUESTION AND ANSWER SECTION

Operator: [Operator Instructions] Our first question today is from Martin Englert with Seaport Research Partners. Your line is open.

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Martin Englert Analyst, Seaport Global Securities LLC	Q

Hi. Good morning, everyone.

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Joseph B. Hayek Vice President & Chief Financial Officer, Worthington Industries, Inc.	A

Good morning, Martin.

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Martin Englert Analyst, Seaport Global Securities LLC	Q

Across the cylinder segment, ASPs improved sequentially and higher pricing was called out in the prepared remarks as well as the release. To the extent that this was pricing versus mix, can you discuss the typical duration that you price the products? I guess, how often does that typically change here?

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Joseph B. Hayek Vice President & Chief Financial Officer, Worthington Industries, Inc.	A

Yeah. So, Martin, it's not cylinders anymore; obviously, it's Building Products and Consumer Products. But in both of those businesses, we mentioned during Q2 and Q3 conversations that the ability and the pricing contracts in those things sometimes lag when you see inflation. And so, we were able to in late Q2 in a couple of cases but largely in Q3, we were able to kind of catch-up if you will to where our costs were and finally be able to reset some of those contracts. And so, in Building Products, a lot of those are kind of renew and go forward on a more short-term basis, but some of them are also annual. But again, we don't really think about it as higher pricing carrying the day. We honestly think about it as the products that we have which we were able to price more appropriately given our input costs after we got into kind of calendar 2023.

But Andy mentioned it. These are products that save people time, right? Our foam and adhesive products, when you're putting up a roof or putting down a floor, rather than nailing things into the ground or into different studs, you save a ton of time. And our smart lid technology in Building Products really saves time for propane distributors and everything else. And so, in this market where labor is at a premium both in availability and in cost, we really think about it as the ROI for those products becomes even more visible for our customers and then the end user customers, and that's driving a lot of what we're seeing.

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Martin Englert Analyst, Seaport Global Securities LLC	Q

Thank you for that. That's helpful. Within Steel Processing, holding losses were $42 million for the quarter, I

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Worthington Industries, Inc. (WOR) Q4 2022 Earnings Call

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23-Jun-2022

guess. Can – you alluded to, I think, a modest positive gain near-term, I guess, but how would you define modest?

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Worthington Industries, Inc. (WOR) Q4 2022 Earnings Call

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Joseph B. Hayek Vice President & Chief Financial Officer, Worthington Industries, Inc.	A

So, that means significantly less than the losses we had this quarter.

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Martin Englert Analyst, Seaport Global Securities LLC	Q

I guess, I interpreted it as you would expect a gain on the current quarter. Did I misinterpret that?

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Joseph B. Hayek Vice President & Chief Financial Officer, Worthington Industries, Inc.	A

No, sorry. Yeah, the size of the gain in this quarter will be a lower number obviously than the size of the loss. But, yeah, you're right. It'll be a modest gain for the quarter, and that's really all the visibility we typically have. At the same time, the bias for steel pricing generally has returned to being that curve sloping downward as you know.

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Martin Englert Analyst, Seaport Global Securities LLC	Q

Okay. And I guess pulling out the inventory holding gains and losses and looking at Steel Processing EBITDA per ton I think was about $73 in the current quarter, which was comparable to first quarter I believe ex gains and losses but it's elevated, I guess I kind of think of the through-cycle of around $50 a ton. I know your mix changed a bit with direct versus tolling, but I'm curious. That $73 per ton underlying, is that something that sustains near- term or was this just a near-term mix or pricing or something that dissipates?

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Joseph B. Hayek Vice President & Chief Financial Officer, Worthington Industries, Inc.	A

Yeah. It's a great question. And as you know, there are a lot of puts and takes in there. I think the business excluding FIFO ran at about a 6% EBITDA margin for 2022, and I would say that's historically normal.

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Martin Englert Analyst, Seaport Global Securities LLC	Q

Okay. So more so, you're thinking on it on a percentage basis kind of when you're looking at things through-cycle. Got it.

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Joseph B. Hayek Vice President & Chief Financial Officer, Worthington Industries, Inc.	A

Yeah. I mean, we – go ahead.

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Martin Englert Analyst, Seaport Global Securities LLC	Q

Sorry, sorry. Go ahead.

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Worthington Industries, Inc. (WOR) Q4 2022 Earnings Call

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23-Jun-2022

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Joseph B. Hayek Vice President & Chief Financial Officer, Worthington Industries, Inc.	A

So, I would just say we did – there are – we have [inaudible] material, we have other things that are happening. And clearly, there's going to be some noise if steel prices are very, very volatile, but I think that's the way that we think about it in a normalized environment.

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Worthington Industries, Inc. (WOR) Q4 2022 Earnings Call

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23-Jun-2022

Martin Englert Analyst, Seaport Global Securities LLC	Q

I guess, coming back to the dollars per ton. I'm not wrong in thinking – I mean, you're thinking about it on a percentage basis, but I'm not necessarily wrong in thinking about it that it kind of means reverts to the through- cycle over time, right?

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B. Andrew Rose President & Chief Executive Officer, Worthington Industries, Inc.	A

Martin, this is Andy. I would say it's unclear. We've been through kind of an interesting couple of years here with respect to steel availability, steel price volatility. And so, a lot of what's happened in the marketplace is I think people like us and our competitors have tried to recapture some of the costs, increased freight costs, increased labor costs, and I think that's reflected in the higher margins today. Whether that reverts back I think is a little bit unclear at this point. In many markets, that's the case. But there's also been a lot of consolidation in the mill space, so I think that is helping support higher prices and higher margins as well. So, the backdrop right now is solid and we'll see where it goes from here.

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Martin Englert Analyst, Seaport Global Securities LLC	Q

Thanks, that's helpful. And if I could, one last one here. Could you provide an update on the Tempel integration, how that's progressing? And then maybe, a brief update on Sustainable Energy Solutions. I know you commented that there's been some headwinds in the Europe market and that's probably going to remain challenged. But, I guess, when we think about – what does the time horizon potentially look like before that would turn positive?

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B. Andrew Rose President & Chief Executive Officer, Worthington Industries, Inc.	A

So first question, Tempel, the integration has been going very well. We are actually wrapping up kind of a revisit of kind of the strategy for that business, not because they didn't have a good strategy; they did. But I would tell you that one of the things that they faced prior to us owning them was capital constraints. And so, we don't obviously have that, and so that market is growing rapidly, it's growing globally. And so, the question that we're trying to answer is where are we going to invest to get the highest rates of return and be able to serve our customers on a global basis. So, I would say we're probably as excited or more excited than we were when we acquired the business. The team is fantastic there. They continue to be very engaged. They've integrated very well into Worthington where it makes sense. We're not trying to smother them, but we're trying to give them access to our resources where that makes sense, and they've taken advantage of that. So, so far, it's been a great partnership and integration process, and we look forward to kind of where it goes from here.

On Sustainable Energy Solutions, you are correct. That business is European-centric right now. We have made some investments to expand our capabilities in and around the hydrogen space there. But the core of that business is being impacted by the European economy, the war in Ukraine. And so short-term, it's faced some headwinds. We still are very optimistic about the long-term prospects of that business. And we don't like businesses that don't make money, so we're working hard to try and get it back to profitability sooner rather than later. But time will tell exactly how long it is before demand comes back there.

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Worthington Industries, Inc. (WOR) Q4 2022 Earnings Call

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23-Jun-2022

Joseph B. Hayek Vice President & Chief Financial Officer, Worthington Industries, Inc.	A

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Worthington Industries, Inc. (WOR) Q4 2022 Earnings Call

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23-Jun-2022

Yeah. And I know that we have people in Europe and we feel for them because the situation is what it is, but it's hard to underestimate how disrupted the European economy, and European freight and European supply chains and the availability and coordination as you're trying to ship things from various places to and from Europe have been and how disrupted they are. And so, some of that will depend on the geopolitical situation. But Andy is right; that's a great business for us longer-term. It's going to face some headwinds certainly for the next couple of quarters.

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B. Andrew Rose President & Chief Executive Officer, Worthington Industries, Inc.	A

Yeah. The one thing I'll say that is a positive for the products that they make is what's happening with energy in Europe has obviously made them rethink their supply sources, and they're looking for alternatives and transitioning away from dependence on Russian oil and natural gas. And so, that is actually driving a lot of activity in that business, but it doesn't necessarily mean it shows up in a quarter.

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Martin Englert Analyst, Seaport Global Securities LLC	Q

Yeah. That's more of a longer – medium, longer-term shift, but it's good to see it pivoting the other direction here. So, thank you for all your time. Congratulations on the results not only for the quarter but for the year and navigating a challenging environment.

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Joseph B. Hayek Vice President & Chief Financial Officer, Worthington Industries, Inc.	A

Thank you, Martin.

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Operator: The next question is from Phil Gibbs with KeyBanc Capital Markets. Your line is open.

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Philip Gibbs Analyst, KeyBanc Capital Markets, Inc.	Q

Hey. Good morning.

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Joseph B. Hayek Vice President & Chief Financial Officer, Worthington Industries, Inc.	A

Good morning, Phil.

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Philip Gibbs Analyst, KeyBanc Capital Markets, Inc.	Q

When does the inventory gains and holding losses sea sickness, I guess, abate? You had a big loss here, you got a modest gain next quarter. The train roll has rolled down the tracks, down $500 on hot rolled in the last two months. Does that show up in Q2? Is that persisting in Q3? Where do we need to level out I guess for this to ease because massive swings within swings, and I think you can join me in saying that you've never seen this before?

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Worthington Industries, Inc. (WOR) Q4 2022 Earnings Call

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23-Jun-2022

So, we haven't either; we're trying to figure this out.

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Joseph B. Hayek Vice President & Chief Financial Officer, Worthington Industries, Inc.	A

Well, I think, I mean, it's certainly a good question I don't have a great answer with a lot of specificity in it. I mean, what you're seeing this quarter is actually what we talked about, giant swing. The gains next quarter are more

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Worthington Industries, Inc. (WOR) Q4 2022 Earnings Call

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23-Jun-2022

kind of an echo, right, from when steel prices post-Russia's invasion of Ukraine bounced back up to $1,500, but then they've kind of resumed their downward bias. And so, if you kind of look out into the future, once we get through the curve ultimately flattening, and there's always a lag effect for our inventory holding gains or losses, but the market would appear right now to be relatively flat if you look at the forward curve kind of starting in August-September into next year. Whether that holds or not remains to be seen, but we're clearly doing everything that we can to optimize our inventory position at all times. But to a certain extent, the forward curve is going to do what it does without kind of regard for what we think or want.

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Martin Englert Analyst, Seaport Global Securities LLC	Q

And just generally on the macro side. On non-residential construction, you've obviously got some leading indicators or some thoughts on orders at Dietrich and WAVE, and that's a mix between new and MRO, and you've got some vision in some of your cylinders portfolio. So, what's the latest in terms of the mosaic on the non- residential construction side with the rising rate and softening housing price environment?

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B. Andrew Rose President & Chief Executive Officer, Worthington Industries, Inc.	A

Yeah. I mean, it's a little unclear. I think there are obviously some flashing yellow lights there just in terms of construction costs generally as well as rising interest rates which will change the economics of some of those projects. I will tell you, we don't have an economics department here at Worthington that sort of does deep dives but one of our JV partners does, Armstrong, and their outlook right now is kind of just slightly up year-over-year. Obviously, that's subject to change as additional economic data points come in. But there's a lot of puts and takes in commercial construction. It's not just office buildings, and so I think there is demand for other types of buildings, particularly around medical and the healthcare field that is offsetting what you might expect would be some of the decline. So, we're cautiously optimistic that things hold up.

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Martin Englert Analyst, Seaport Global Securities LLC	Q

And then, on the CapEx side, you've got Tempel. I think you're talking about putting in more processing capability there to augment their portfolio. So, what are you thinking about in terms – of I know it's a little early, but fiscal – well, I guess it isn't really any more, fiscal 2023 CapEx?

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Joseph B. Hayek Vice President & Chief Financial Officer, Worthington Industries, Inc.	A

We're at $94-ish million for the year and we think it'll be up modestly 10% to 20% year-over-year. We do have the inclusion of Tempel. We honestly probably would have spent more in 2022 but for supply chain and other delays in being able to complete projects. And so, our level of spend to a certain – not to a large degree but on the margins is going to be kind of subject to availability of products and in us being able to get that money deployed in the way and timeline that we want. We've got some really cool growth-oriented projects that we're excited about. And in continuation of the theme, it's not really the cylinders business anymore, right? It's Consumer Products and Building Products.

But in both of those businesses, trends that you saw beginning with COVID are inherent to any recession that you

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Worthington Industries, Inc. (WOR) Q4 2022 Earnings Call

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23-Jun-2022

go into in that you're not spending money on airplanes or on a cruise ship; you're going to do more at home, you might go camping, you're going to work around your house. Then, on the Building Products side, a lot of those products are ultimately labor savings-oriented and driven. And so, to Andy's point, we are cautiously optimistic but

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Worthington Industries, Inc. (WOR) Q4 2022 Earnings Call

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23-Jun-2022

feel like if there was a consumer-led recession or something like that, we won't be immune to that but a lot of the places that we play are going to be a bit more insulated than some of the others that are out there.

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Martin Englert Analyst, Seaport Global Securities LLC	Q

No, that makes sense, totally. And last one from me is just on the auto side. The semi constraints have been a big talking point for the last several months and counting. What are your customers telling you now in terms of any of that dawn-breaking perhaps as the year progresses or 2023? Thanks.

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Joseph B. Hayek Vice President & Chief Financial Officer, Worthington Industries, Inc.	A

It's probably more a 2023 phenomenon at this point. You look at inventory on dealer lots, days, all of those metrics are at historic lows. You can still drive past a car dealership and the parking lot is fairly empty, and so things are steady but things have not begun to hockey stick back. When all of this happens, depending on the economic environment, they'll clearly have some catch-up to kind of fill those channels, but it's very difficult to predict when that will start and how rapid it will be.

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Martin Englert Analyst, Seaport Global Securities LLC	Q

Thank you.

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Joseph B. Hayek Vice President & Chief Financial Officer, Worthington Industries, Inc.	A

Sure.

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Operator: The next question is from John Tumazos with John Tumazos Very Independent Research. Your line is open.

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John Charles Tumazos Analyst, John Tumazos Very Independent Research LLC	Q

Could you tell us a little bit about the drywall tools acquisition, the EBITDA multiple you paid, the synergies it might have? Presumably, this goes in the Construction segment?

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Joseph B. Hayek Vice President & Chief Financial Officer, Worthington Industries, Inc.	A

So, sure, John. The Level5 actually goes into Construction segment, but it's embedded in our Consumer Products business. Very excited about that business. Grown from the ground-up by the Founder/CEO. Real reputation for innovation or cutting-edge improvement in tools. I don't know how much you know about the drywall business, but there are varying types and steps you go through to drywall that requires for optimal production and productivity, different types of flex points, different angles and different types of tools. Those guys really cracked

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Worthington Industries, Inc. (WOR) Q4 2022 Earnings Call

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23-Jun-2022

the code, have been able to take share everywhere they've gone. We paid a little north of 10 times on the EBITDA side. We are 100% excited about it because of the breadth of our consumer offerings into big box retailers and into the stores where they are. They also sell a bunch direct-to-consumer.

So, there's going to be learnings both ways for us. Their CEO and team is staying and committed to the business, but we really feel like as a part of our GTI platform in Consumer Products, we're going to be able to do great

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Worthington Industries, Inc. (WOR) Q4 2022 Earnings Call

Corrected Transcript

23-Jun-2022

things for them from an access perspective. And as more people, either do-it-yourselfers or pros see and understand what those products do, we think they'll be able to take share. And it also gives us an entree into an entirely new sub-segment in that specialty tools business, and we're excited about what's possible there, too.

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B. Andrew Rose President & Chief Executive Officer, Worthington Industries, Inc.	A

John, just this is one of the most exciting things going on at Worthington right now, is in our Consumer Products space. We have developed a very strong capability of taking either under-managed brands and re-invigorating them and then driving them into our broad network of customers, or in this case taking an emerging brand which has a lot more penetration before it becomes mature and really helping take the business to the next level. So, as we go forward, you're going to see a lot more, hopefully, of these types of either new products introduced from within Worthington or new products that we acquire and really help accelerate their growth. That's a big strategy for us. We've got an excellent team that is really – developed a great capability there, so we're excited about the prospects of this business.

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John Charles Tumazos Analyst, John Tumazos Very Independent Research LLC	Q

So, this is in the Consumer segment revenues and EBIDTA?

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Joseph B. Hayek Vice President & Chief Financial Officer, Worthington Industries, Inc.	A

Yes.

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John Charles Tumazos Analyst, John Tumazos Very Independent Research LLC	Q

As we look to the current year 2023, over $300 million went into working capital last year. Is any of that money going to come out or should we expect the working capital dollars excluding cash and debt to be about the same as the year-end?

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Joseph B. Hayek Vice President & Chief Financial Officer, Worthington Industries, Inc.	A

So, yeah, John, $258 million went into working capital during 2022. We do expect a fair amount of that to come back to us in the form of cash flow unless steel prices go up again.

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John Charles Tumazos Analyst, John Tumazos Very Independent Research LLC	Q

Of course, the cash balances fell and you've got a little bit of short-term debt. Does that mean there's going to be a pause in acquisitions? The dollars were very big last year, $384 million; $130 million in 2021, I guess 2018 was

$285 million. But 2017, there weren't any acquisitions, 2019 it was $10 million, 2020 is $31 million. I'm just...

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Worthington Industries, Inc. (WOR) Q4 2022 Earnings Call

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23-Jun-2022

B. Andrew Rose President & Chief Executive Officer, Worthington Industries, Inc.	A

Yeah. John, I would...

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Worthington Industries, Inc. (WOR) Q4 2022 Earnings Call

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23-Jun-2022

John Charles Tumazos Analyst, John Tumazos Very Independent Research LLC	Q

...trying to figure out whether we're borrowing or not.

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B. Andrew Rose President & Chief Executive Officer, Worthington Industries, Inc.	A

Well, obviously, if you look at our leverage level based on trailing EBITDA, we're pretty low leverage. I don't know what the exact math is, but 1.2 times or 1.3 times EBITDA. We have a lot of available credit. And as you were just talking with Joe, I would say we have a stash of cash in working capital that we expect to get back, so short of steel prices reversing course and starting to go back up. The other thing I would tell you is I'm not rooting for a recession by any means. But when you see slowdowns in certain markets, you've already seen obviously a big blow up in terms of a lot of the new economy stocks, but you're starting to see valuations come down, I think, in other markets, too, and that's when we start to lick our chops a little bit and get excited about potentially being even more active. I mean, you got to find the right companies, you got to strike the right balance of price, and you need a willing seller.

But I think for us, we're continuing to be active. And look, the last couple of years, it's been tough because valuations got really high for even basic companies. And not only were valuations high, but particularly in some of the markets that we're in, these companies had tripled earnings over three years. So, when you combine high multiples with earnings that have tripled over three years, you get pretty nervous in a hurry. So, some of that's reversing course and hopefully there'll be more good businesses out there for us to buy at reasonable prices.

But we paid 10 times for Level5 so we're not afraid to start paying up for really good businesses.

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John Charles Tumazos Analyst, John Tumazos Very Independent Research LLC	Q

So, in two years you've spent about $570 million in acquisitions. Is there a nervousness that that's a lot of organizational change and it's businesses you've got to manage and sometimes you learn more after you own them than before? So, is there a little bit of a caution given how much you've spent and how quickly?

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B. Andrew Rose President & Chief Executive Officer, Worthington Industries, Inc.	A

I don't know if it's so much the dollars, John. It's more how many businesses have we bought and how much integration is there. One of the things that has changed for us over the past several years is the way we're integrating businesses. And the short answer is in a lot of cases, we used to pursue full integration which, pick a function, we were integrating it fully into Worthington. We're not doing that necessarily as much anymore, and that's a very conscious decision on our part partly because we want these businesses to preserve their own growth strategies. And we don't want to meddle, if you will, in terms of their path to success because they're already good businesses and doing well. But I think also that sometimes, when you do full integration, you necessarily aren't accomplishing what you're trying to accomplish with the business.

So, I think it's not quite a concern at this point. But, at some point, if you do too many acquisitions, it can become a burden to people managing them. But we're very cognizant of that. I think that's a lesson learned from kind of our past wave of M&A, that we did do too much too fast in too many places and it got away from us. And now, I

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Worthington Industries, Inc. (WOR) Q4 2022 Earnings Call

Corrected Transcript

23-Jun-2022

think we're much more focused and our process is much tighter.

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Worthington Industries, Inc. (WOR) Q4 2022 Earnings Call

Corrected Transcript

23-Jun-2022

John Charles Tumazos Analyst, John Tumazos Very Independent Research LLC	Q

Thank you.

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Joseph B. Hayek Vice President & Chief Financial Officer, Worthington Industries, Inc.	A

Thank you.

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Operator: Thank you. [Operator Instructions] And it appears that we have no further questions. I'll turn it over to the presenters for any closing remarks.

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B. Andrew Rose

President & Chief Executive Officer, Worthington Industries, Inc.

All right. Well, congratulations again to all of our stakeholders and a special thanks to our employees for a fantastic year. Everybody have a great summer, and we'll look forward to talking to you in September.

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Operator: Ladies and gentlemen, this concludes today's conference call. Thank you for participating. You may now disconnect.

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